American Century World Mutual Funds, Inc. Prospectus Supplement International Opportunities Fund
Supplement dated August 1, 2018 ■ Prospectus dated April 1, 2018

The following replaces the Annual Fund Operating Expenses table on page 2 of the prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	A	C	R
Management Fee[3]	1.54%	1.34%	1.54%	1.54%	1.54%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.55%	1.35%	1.80%	2.55%	2.05%
Fee Waiver[4]	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver	1.53%	1.33%	1.78%	2.53%	2.03%
3 The management fee has been restated to reflect a change in the management fee schedule effective August 1, 2018.

[4]
The advisor also agreed to waive 0.02 percentage points of the fund’s management fee. The advisor expects this fee waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors.

The following replaces the Example table on page 2 of the prospectus.

	1 year	3 years	5 years	10 years
Investor Class	$156	$488	$844	$1,842
I Class	$136	$426	$738	$1,621
A Class	$746	$1,108	$1,493	$2,566
C Class	$257	$793	$1,355	$2,878
R Class	$207	$642	$1,102	$2,374

The following is added as the third paragraph in the Redemptions section on page 18 in the prospectus.
Additionally, if you are age 65 or older, or if we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may temporarily delay the disbursement of redemption proceeds from your account if we believe that you have been the victim of actual or attempted financial exploitation. This temporary delay will be for an initial period of no more than 15 business days while we conduct an internal review of the facts and circumstances of the suspected financial exploitation. If our internal review supports our belief that actual or attempted financial exploitation has occurred or is occurring, we may extend the hold for up to 10 additional business days. At the expiration of the additional hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-94255 1808